PSEG Public Service Enterprise Group 2010 Edison Electric Institute Financial Conference November 1-2, 2010 Exhibit 99

Forward-Looking Statement
Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private
Securities Litigation Reform Act of 1995.  When used herein, the words “anticipate”, “intend”, “estimate”, “believe”, “expect”, “plan”, “should”, “hypothetical”, “potential”, “forecast”,
“project”, variations of such words and similar expressions are intended to identify forward-looking statements.  Although we believe that our expectations are based on reasonable assumptions, they are subject to risks and uncertainties and we can give no assurance they will be achieved.  The results or developments projected or predicted in these statements may differ materially from what may actually occur.  Factors which could cause results or events to differ from current expectations include, but are not limited to:
•
Adverse changes in energy industry law, policies and regulation, including market structures, transmission planning and cost allocation rules, including rules regarding who is permitted to build transmission going forward, and reliability standards.
•
Any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators.
•
Changes in federal and state environmental regulations that could increase our costs or limit operations of our generating units.
•
Changes in nuclear regulation and/or developments in the nuclear power industry generally that could limit operations of our nuclear generating units.
•
Actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site.
•
Any inability to balance our energy obligations, available supply and trading risks.
•
Any deterioration in our credit quality.
•
Availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs.
•
Any inability to realize anticipated tax benefits or retain tax credits.
•
Changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units.
•
Delays in receipt of necessary permits and approvals for our construction and development activities.
•
Delays or unforeseen cost escalations in our construction and development activities.
•
Adverse changes in the demand for or price of the capacity and energy that we sell into wholesale electricity markets.
•
Increase in competition in energy markets in which we compete.
•
Adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in discount rates and funding requirements.
•
Changes in technology and customer usage patterns.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the
Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States
(GAAP). Operating Earnings is a non-GAAP financial measure that differs from
Net Income because it excludes gains or losses associated with Nuclear
Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with
GAAP. PSEG believes that the non-GAAP financial measure of Operating
Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information.
The last two slides in this presentation include a list of items excluded from
Income from Continuing Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG – Defining the Future Caroline Dorsa Executive Vice President and Chief Financial Officer

PSEG

PSE&G

PSEG Power LLC

PSEG Energy Holdings

PSEG

PSEG:
the right mix for the
opportunities of today and tomorrow
PSE&G positioned
to meet NJ’s
energy policy and
economic growth
objectives.
Electric & Gas Delivery
and Transmission
PSEG Power’s
low-cost, load
following fleet
is geographically well
positioned and
environmentally
responsible.
Regional Wholesale Energy
PSEG Energy Holdings
positioned to
pursue attractive
renewable generation
opportunities.
Renewable Investments

A successful track record…
… provides the confidence to capitalize on the opportunities of tomorrow.
PSEG Power resumed independent control of nuclear fleet, produced record levels of generation and achieved top quartile performance; fossil fleet retrofitted to meet more stringent environmental requirements.
PSE&G consistently recognized for reliability; investment programs expanded to meet NJ’s goals for economic growth and clean energy.
Business focus improved; balance sheet strengthened; Holdings’ financial risk lessened with sale of international investments, termination of offshore leases.
Operational and financial focus has allowed PSEG to meet/exceed earnings objectives in each of the past three years.
History of returning cash to shareholders through common dividend.
2007 2008 2009

Tomorrow’s energy market will reward…
…an operationally efficient, environmentally responsible,
integrated generation, transmission and distribution business.
Higher margins driven by
environmentally
responsible &
operationally flexible
energy supply
Superior operations =
customer satisfaction
+ higher value
Business driven by the
need to address
environmental issues
and stable pricing
Infrastructure
investment to
support reliability +
improve performance

Investment programs, hedge profile
and cost control support 2010 outlook
* See page 65 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
$3.12
$3.00 - $3.25
2009 Operating Earnings* 2010 Guidance

PSEG Power

Low-cost portfolio
Regional focus in competitive, liquid
markets
Assets favorably located near
customers/load centers
Many units east of PJM constraints
Southern NEPOOL/ Connecticut
Texas assets – exploring sale of 2,000 MW
of combined cycle generation
Market knowledge and experience to
maximize the value of our assets
… with low cost plants, in
good
locations, within solid markets.
Power’s assets
drive value in a dynamic environment…
15% 52%
8%
Fuel Diversity
Coal
Gas
Oil
Nuclear
Pumped
Storage
1%
Energy Produced
(Twelve months ended 12/31/ 2009)
Total GWh: 59,808
51%
15%
34%
Pumped Storage
& Oil <1%
Nuclear
Coal
Gas
(As of 12/31/2009: Total MW Capacity: 15,548)
24%
8%

PSEG
Power LLC
Texas
Odessa
Midland
Austin
San Antonio
Guadalupe
North
Houston
South
West
Bethlehem Energy Center
Albany
System Interface
New Haven
Bridgeport
Keystone
Conemaugh
Peach Bottom
Hudson
Mercer
Hope Creek
Salem
Bergen
Kearny
Essex
Linden
Sewaren
Edison
Burlington
National Park

PSEG

11 Power’s 13,500 MW of Northeast assets are located in attractive markets near load centers… ... and, exploring sale of 2,000 MW of gas -fired assets in Texas.

… while maintaining optionality under a variety of conditions.
Power’s PJM assets along the dispatch curve
reduce the risk of serving full requirement load
contracts…
X X Ancillary Revenue
X
X
X X Capacity Revenue
X X Energy Revenue
X X Dual Fuel
Salem 3
Peaking units
Baseload units Load following units
Illustrative
Salem
Hope
Creek
Keystone
Conemaugh
Hudson 2
Linden 1,2
Burlington 8-9-11
Edison 1-2-3
Essex 10-11-12
Bergen 1
Sewaren 1-4
Hudson 1
Mercer1, 2
Bergen 2
Sewaren 6
Mercer 3
Kearny 10-11
Linden 5-8 / Essex 9
Burlington 12  / Kearny 12
Peach
Bottom
Nuclear
Coal
Combined Cycle
Steam
Peaking
Yards
Creek
National Park
Bergen 3

Power’s portfolio is well positioned…
Baghouse*
Scrubber
2010
SCR
Mercer (NJ)
Baghouse
2010*
Scrubber
2010
SCR
2010
Hudson (NJ)
Mercury/
Particulate
SO
2
NOx
Description
Current Regulations and Compliance Measures
Baghouse*
Ultra-low
Sulfur Coal
Low NOx
Burners
Bridgeport (CT)
Scrubber* Scrubber*
Scrubber Scrubber
SCR
2014
SCR
Conemaugh (PA) Keystone (PA)
…to meet current regulatory requirements.
Capital Spend Planned No Additional Capital Spend Planned
* Hg MACT compliant.

Increasingly stringent environmental requirements could
significantly impact the electric power industry within the
next decade…
Major areas where new regulations are currently under development:
•
Management of Coal Combustion Residuals (CCRs)
– Proposed new rule governing the use and disposition of coal combustion by-products under the
Resource Conservation and Recovery Act (RCRA).
•
Clean Air Transport Rule (CATR)
– The CATR represents a court-mandated revision to the Clean Air Interstate Rule (CAIR) regulating sulfur dioxide (SO2) and nitrogen oxides (NOx) emissions under the Clean Air Act.
•
Hazardous Air Pollutants (HAPs) Maximum Achievable Control Technology (MACT)
– Forthcoming court-mandated rule that will require coal- and oil-fired steam electric generating units to meet emissions limits for mercury (Hg) and other hazardous air pollutants (HAPs)
pursuant to Section 112 of the Clean Air Act.
•
316(b) Cooling Water Regulations
– Forthcoming rule that will define how best available technology requirements for cooling water intake structures will be applied to large existing electric generating plants under Section 316(b)
of the Clean Water Act.
•
Carbon Legislation / Greenhouse Gas (GHG) Best Available Control Technology (BACT)
– Congress may move to establish a carbon cap-and-trade system to reduce GHG emissions from power plants.
– Absent Congressional preemption, EPA is developing guidance that will inform how States determine BACT requirements for GHG emissions at major new and modified power plants under the Clean Air Act.

Various environmental initiatives over 2010-2020 could put
20 GW to 150 GW of existing fossil capacity at risk of
retirement…
Controls on coal units done or under way
Power’s relative position very strong
High
NOx, SO
2
, Hg
(CATR)
High
Regional
High
High
Industry Impact
Emission restrictions net favorable to Power
Carbon
Peaking fleet replacement strategy
Upwind states anticipated to increase NOx stringency
Ozone air quality standards
(HEDD)
EPA required to perform cost-benefit analysis
Issue widely shared across industry
Potential capital spend exposure
Once-through cooling water
(316(b))
Power uses dry fly ash systems
Ash has been tested as non-hazardous
Coal ash regulation
Power’s Positioning Issue
…but Power’s clean fleet is very competitively positioned for success.

Source: EPA, EIA (2006 and
2007) and PSEG Projection
Power’s coal assets will have completed
many environmental upgrades by 2010…
…resulting in dramatically lower emissions.
PSEG Projected NOx Emission Rate for 2011
versus 2008 400 U.S. Coal Plants
Conemaugh Hudson
Bridgeport
Mercer   Keystone
NOx
Keystone
Bridgeport
Conemaugh
Hudson   Mercer
SO
2
PSEG Projected SO Emission Rate for 2011
Keystone
Conemaugh
Bridgeport
Mercer
Mercury
PSEG Projected HG Emission Rate for 2011
versus 2008 400 U.S. Coal Plants
Hudson
2
versus 2008 400 U.S. Coal Plants
0
2
4
6
8
10
12
14
0
10
20
30
50
60
40
0
50
100
150
200
250

Full Requirements Component
Increase in Capacity Markets/RPM
Growing Renewable Energy Requirements
Component for Market Risk
The NJ BGS auction is a primary mechanism
for hedging price…
Market Perspective – BGS Auction Results
2003 2004 2005 2006 2007 2008 2009 2010
3 Year Average
Round the
Clock PJM
West Forward
Energy Price
$55.59
Capacity
Load shape
Transmission
Congestion
Ancillary services
Risk premium
Green
$33 - $34 $36 - $37 $44 - $46 $67 - $70 $58 - $60 $68 - $71 $56 - $58 $48 - $50
~ $21
$55.05
~ $18
$65.41
~ $21
$102.51
~ $32
$98.88
~ $41
$111.50
~ $43
$103.72
~ $47
$95.77
~ $47
Note: BGS prices reflect PSE&G Zone
… the current embedded cost of energy – relative to market – results in migration.

… with sites in the eastern part of PJM.
Reliability Pricing Model – locational value
of Power’s generating fleet recognized…
With nearly 1/3 of its capacity in PS North and nearly 2/3 of its capacity in MAAC and EMAAC,
Power’s assets in congested locations received higher pricing in the 2013/2014 RPM Auction.
PJM Capacity Available to Receive Auction Pricing
0
2,000
4,000
6,000
8,000
10,000
12,000
09/10 10/11 11/12 12/13 13/14
• Locational value of Power’s
fleet recognized.
• Bid for 89 MW of new
capacity accepted for
2013/2014 auction;
in-service June 2013.
• On schedule to complete
178 MW of previously
cleared peaking capacity
by June 2012.
$27.73 $16.46 $110.00 $174.29 $102.04
Rest of Pool
$245.00 $185.00
PSEG North Zone
$245.00
PSEG
$133.37
$139.73
2012 / 2013
$226.15
$245.00
2013/2014
$110.00 $174.29 $191.32
MAAC
$110.00 $174.29 $191.32
Eastern MAAC
2011 / 2012 2010 / 2011 2009 / 2010
$/MW-day
PJM Zones

% of coal and nuclear output
$/MWh

% of capacity
$/MW-day

PSEG

0%
25%
50%
75%
100%
2010 2011 2012
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
0%
25%
50%
75%
100%
2010 2011 2012
$0
$50
$100
$150
Power’s hedging program provides near-
term stability from market volatility…
… while remaining open to long-term market forces.
Estimated EPS impact of
$10/MWh PJM West around the
clock price change* (~$2/mmbtu
gas change)
Contracted Capacity
Price
(right
scale)
* As of September 2010 assuming normal market commodity correlation and demand
** Excludes Texas – No capacity market
Power has
contracted for a
considerable
percentage of its
future output
over the next two
years at
attractive prices.
The pricing for
most of Power’s
capacity has been
fixed through May
2014, with the
completion of
auctions in PJM
and NE.
% sold
(left
scale)
$0.40 - $0.70 $0.20 - $0.40 $0.01 - $0.05
Contracted Energy
Price
(right
scale)
% sold
(left
scale)
**
*

The market environment has prompted BGS
customer migration …
… market conditions will affect  future migration.
2009
2010
Power Actions
Gradual reset of BGS rates (by one third per year)
Market prices strengthened during periods of high weather-related demand in summer 2010
Energy prices lower than expected
Migration, at a lower impact per MWh, is anticipated to reduce earnings by an incremental $0.04 per share in 2010
Historic high prices in recent past
Low spot market, especially given weak economy and weather
Creates incentive for customers to migrate
Difference represents loss of margin per MWh
$0.08 per share impact to PSEG in 2009
Gradual reset of BGS rates (by one third per year)
BGS includes price component for volumetric risk of migration
Option strategies being employed to manage changes in load volume
Supplying wholesale hedges to third party retail providers
Each 5% of migration would reduce earnings by $0.015 per share in 2011

The result of Power’s hedging strategy is a
portfolio of contracted output…
… which dampens the impact of market volatility on earnings in the near term.
Power’s
anticipated
nuclear and coal
output is
contracted over
the next few
years:
2010: 100%
2011: 65-70%
2012: 25-30%
0
1000
2000
3000
4000
5000
6000
7000
8000
9000
10000
Nuclear / Pumped Storage Coal
Combined Cycle (CC) Steam and Peakers
Existing BGS, Other Load Contracts, Hedges + Future BGS Existing BGS, Other Load Contracts, and Hedges
2010 2011 2012
Total Fleet RTC Average

Note: Forward prices as of October 2010
Forward spark spreads and dark spreads
are showing some moderation…
PJM Western Hub Spark Spread (On-Peak – Henry Hub x 7.5 Heat Rate)
PJM Western Hub Dark Spread (RTC – Central Appalachian Coal x 10 Heat Rate)
… and are expected to remain highly influenced by gas prices.
-$10
$0
$10
$20
$30
$40
$50
2005 2006 2007 2008 2009 2010 2011 2012
$0
$10
$20
$30
$40
$50
$60
$70
2005 2006 2007 2008 2009 2010 2011 2012
Annual Average Historical Monthly Forecast

Our nuclear performance has improved…
11.1
3.1
0.6
2.1
1.0
0.9
0.4
0.7
0.6
0.7
0.6 0.6 0.6
2004 2005 2006 2007 2008 2009 2010 Target
25
27
29
28
29
30
30
2004 2005 2006 2007 2008 2009 2010 Target
79.0
85.0
97.0
94.0
91.7
99.0
98.0
96 96
97
96
97
98
2004 2005 2006 2007 2008 2009 2010 Target
Salem station set a new generation record in 2009.
Unscheduled outage in July 2010 is expected
to reduced the full-year, fleet capacity factor
by 0.5%.
Hope Creek scored highest possible INPO rating
in its 2010 review.
Top quartile INPO Index.
… as we maintain our drive for excellence.
Nuclear Generation Output*
(000’s GWh)
Forced Loss Rate ( )
(%)
INPO Index ( )
NJ Units 1 Quartile
NJ Units 1 Quartile
* Total PS share nuclear generation; target established in Q1 2010.
st
st

Power’s coal fleet has shown improvement…
14
15
15
13
13
9
13
2004 2005 2006 2007 2008 2009 2010 Target
10.3
11.1
11.3
7.9
8.4
4.8
3.8
2004 2005 2006 2007 2008 2009 2010 Target
1.11
1.12
1.01
0.91
0.96
0.83
0.47
0.34 0.34
0.29
0.20
0.21
0.19
0.16
2004 2005 2006 2007 2008 2009 2010 Target
Market conditions reduced output in 2009.
Operational results greatly improved.
Environmental footprint improved.
… and back-end technology investments will prepare us for the future.
Output
(000’s GWh)
Forced Outage Rate ( )
(% EFORD)
SO
2
and NOx Rates ( )
(lb/mmbtu)
SO2
NOx

Power’s combined cycle fleet is creating
value…
5
4
8
10
20
20
18
2004 2005 2006 2007 2008* 2009* 2010
Target*
3.4
7
3.4
2.5
1.8
1.5
0.8
2004 2005 2006 2007 2008* 2009* 2010
Target*
8079
7847
7928
7768
7587
7507
7452
2004 2005 2006 2007 2008* 2009* 2010
Target*
Output*
(000’s GWh)
Forced Outage Rate ( )
(% EFORD)
Period Heat Rate ( )
(mmbtu/KWh)
Highest output ever in 2009.
Approaching top quartile forced outage rate.
Benefiting from heat rate improvement
program.
… benefiting from operating enhancements and market dynamics.
* Includes Texas

% Start Success ( )
Our peaking fleet rounds out a diverse
generation portfolio…
13
17
23
19
13
14
12
2004 2005 2006 2007 2008 2009 2010 Target
85
86
76
77
91
92
94
2004 2005 2006 2007 2008 2009 2010 Target
Peaking start success provides
opportunities in ancillary and real time
markets.
Peaking adds flexibility in serving load
and managing needs of a diverse market
environment.
… and provides ability to follow load during periods of high demand.
Forced Outage Rate ( )
(% EFORD)
Equivalent Availability ( )
(%)
99.7
96.5
98.6
97.0
98.9 99.3 99.7
2004 2005 2006 2007 2008 2009 2010 Target

Power’s coal hedging reflects 2011 supply
matched with 2011 sales…
… while maintaining flexibility on supply post BET installation.
0%
20%
40%
60%
80%
100%
2010 2011 2012
$0
$10
$20
$30
$40
$50
Contracted Coal
Mid $20’s
To
High $20’s
Mid $20’s
To
High $20’s
Mid $40’s
Mid $40’s
High $40’s
To
Mid $40’s
Indicative
Pricing
($/MWh)
Prices lower,
moderating
Northern
Appalachian
Conemaugh
Prices lower,
moderating
Northern
Appalachian
Keystone
More limited
segment of
coal market
Metallurgical
CAPP/NAPP
Mercer
Flexibility
after BET in
2010
Adaro  (2010)
CAPP/NAPP
(2011+)
Hudson
Higher price,
lower BTU,
enviro coal
Adaro
Bridgeport
Harbor
Comments Coal Type Station
% Hedged
(left scale)
$/MWh
(right
scale)
Note: 2010 $/MWh = full year

PSE&G

Electric Territory
Gas Territory
Transmission by Voltage
138KV
161KV
230KV
345KV
500KV

PSE&G is the largest utility in New Jersey providing
electric, gas and transmission services…
…and delivering renewable and energy efficiency solutions for customers.
*   Actual
**  Weather normalized = estimated annual growth per year over forecast period
*** Lifetime GWh + Lifetime Dtherms converted to GWh
60% 31% Residential
36% 58% Commercial
0.9%** 0.4% - 1.3%** Projected Annual Load Growth (2009 – 2012)
Sales Mix
3,500 M Therms 41,961 GWh Electric Sales and Gas Sold and Transported
(0.4%)* (0.6%)* Historical Annual Load Growth (2005 - 2009)
4% 11% Industrial
1.7 Million
3.2%
Gas
2.1 Million
3.0%
Customers
Growth (2004 – 2009)
Electric
0.5%*
Historical Annual
Peak Load Growth
2005-2009
1,442
Network Circuit Miles
Key Statistics
Transmission
2.1%**
Projected PJM
Peak Load Growth
2009-2012
13,512 GWh 230 GWh Energy Efficiency Initiative (lifetime equivalent)***
80 MW 1 MW Solar 4 All
11.6 MW
2009
Renewables and Energy Efficiency
Solar Loan 81 MW
Total

New Jersey Electric & Gas Rate Agreement
-- A Balancing of Interests …
51.2% Equity Ratio
10.3% Return on Equity
$6.0B $2.27B $3.75B Rate Base
$100.0M $26.5M $73.5M Increase
Total Gas Electric
Rate Agreement approved by NJ Board of Public Utilities (BPU) June/July 2010
… in a difficult economic environment.
•The agreement requires PSE&G to return $122 million of Market Transition Charges to customers over a 2-year period.
•Agreement supports a review by the BPU of policy on consolidated tax accounting and recovery of Societal Benefits Charge.
•PSE&G reduced distribution capital budgets by $140 million per year over 2010-2012 to ensure ability to earn our allowed return on equity.
•Rigorous management of O&M expenses will be key to optimizing rate agreement.

Our 2011 – 2013 capital plan calls for
investing $ 4.5 billion…
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
2010 2011 2012 2013
NJ Infrastructure
Stimulus
Solar
Energy Efficiency
Transmission
Core Investment
…with contemporaneous recovery mechanisms approved
for $3.3 billion.

12,000
10,000
8,000
6,000
4,000
2,000
0
($ Millions)
2010
2011
2012
2013
Gas Distribution
Electric Distribution
Electric Transmission
EMP

PSEG

32 PSE&G’s investment program provides opportunity for 9.5% annualized growth in rate base* PSE&G Projected Rate Base* *Starting from 2009 Rate Base of $7.3 Billion.

PSE&G’s capital spending is focused on
growth…
…with a substantial portion allowed to earn reasonable
contemporaneous returns.
PSE&G Capital Spending by Category
Total 2010-2012 Capital: $4.5 Billion
PSE&G Renewables /
EMP, $0.86B, 19%
Transmission,
$1.93B, 42%
Distribution, $1.75B,
39%

SUSSEX
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
UNION
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
BURLINGTON
OCEAN
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY

Roseland Roseland
Hopatcong Hopatcong
Hudson Hudson
Transmission investment recovery…
Future Transmission project spending will be influenced by
PJM evaluation, potentially adding $700M in additional
projects over 2011 – 2015.
Various $350 Transmission Life Cycle
Various $215 11 69 kV Reliability projects thru 2013
Various $870 23 Approved RTEP projects thru 2013
2015 $700 BRH alternative
125 bps 2015 $750 Susquehanna-Roseland
Incentive In-Service
Spending
Up To
($ Millions)
…is supported by formula rate treatment and CWIP in rate base*.
* Approval of CWIP for 500kV backbone projects.
Transmission Projects
Future Projects
Bergen Bergen

Success in meeting State’s energy and
economic development goals…
…with reasonable, contemporaneous returns.
222 472 694
April 2009
NJ Capital Infrastructure Stimulus
29 17 46
December 2008
Carbon Abatement
43 4 47
July 2009
Demand Response
161 - 161
November 2009
Solar Loan II
$26 $57 $83
April 2008
Solar Loan I
$928 $734 $1,662 Total
109 57 166
July 2009
Economic Energy Efficiency
Stimulus
338 127 465
July 2009
Solar 4 All
Remaining
Spending
Thru 9/30/10
Forecasted
Expenditures
Approval
Date
($ Millions)

Projects to NY
Neptune HVDC project (685
MW) Sayreville to Long Island.
Linden VFT project (330 MW)
Linden to Staten Island.
Bergen O66 project (670 MW*)
Bergen to ConEd's West 49th
St. expected in-service 2012.
Bergen U2-100 project (800
MW**) connecting Bergen to
NY expected in-service 2012.
Projects to NJ
PSE&G’s evaluation of
the proposed backbone
Transmission projects:
Susquehanna -
Roseland (S-R)***
Branchburg-
Roseland-Hudson
(B-R-H)
Re-configured to
230 kV
…As a result NJ will need a mix of new generation, DSM or additional transmission imports.
Total Import
Capability
~ 1,700 MW
Total Export
Capability
~ 2,500 MW
2010-2020 NJ Summer Peak
Growth Rate = 1.6% Annually
Sources: Imports: PSE&G Estimates; Exports:  PJM 2009 RTEP;  Load Growth: PJM 2010 Load Forecast Report
Tran-Allegheny Interstate Line (TrAIL) Mid-2011Estimated in-service
Potomac-Appalachian Transmission Highline (PATH) Mid-2015 Estimated in-service
Mid-Atlantic Power Pathway (MAPP) Mid-2015 Estimated in-service
PA
NJ
WV
VA
MD
DE
S-R and
B-R-H
NJ’s load is expected to grow 3,445 MW by 2020,
with net imports decreasing ~800 MW…
* Project has firm contract for 320MW.  ** Project in queue – no firm contracts.  *** PSE&G has announced a 2-year delay of the in-service date for the eastern portion of the S-R Transmission line.

…which creates superior value to customers.
PSE&G provides the highest
reliability at below average cost...
SAIDI VS O&M
$-
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
$10.00
0 50 100 150 200 250 300 350
System Average Interruption Duration Index (SAIDI)
PSE&G

PSEG Energy Holdings

PSEG Energy Holdings…
PSEG Global
International assets sold*
Small remaining investment in domestic traditional generation joint venture assets
PSEG Resources
Tax exposure reduced by approximately $1 billion through 17 LILO/SILO lease terminations; including 4 terminations in 2010
Maximizing value and minimizing risk for traditional leases and real estate
Long-term debt reduced by $1 billion over 2008 and 2009
Redemption of $642 million of Energy Holdings recourse debt
$368 million eliminated through bond exchange
$127 million remaining senior note called for redemption December 2010
… has streamlined its businesses and reduced its risk.
* Nominal investment in Venezuela remaining

12/31/2008 12/31/2009 9/30/2010
Cash Exposure Net
of $320M of IRS
Deposits
1 5 17 # of LILO/SILO Leases
Remaining
2009 Activities
Terminated 12
LILO/SILO
leases
2010 Activities
Terminated 4 LILO/SILO
leases
Pursue additional lease
termination opportunities
Exposure to our potential lease tax
liability…
…was reduced with aggressive asset management.
*LILO/SILO leases are international leveraged leases.
$660
~$1,200
~$10
~$330
$0
$500
$1,000
$1,500
2008 Activities
Terminated 1
LILO/SILO lease

PSEG Energy Holdings is focused on
renewable energy opportunities
Complementing PSEG portfolio by increasing earnings base
with structured, low risk investments
Disciplined evaluation of favorable markets for renewables
Transaction structure and partnerships designed to mitigate risk
Expand geographic and regulatory diversity
Attractive and predictable returns
Pursuing renewable strategy through three primary vehicles
Solar Source LLC
Energy Storage and Power LLC
Garden State Offshore Energy LLC

Long-term off-take agreements with creditworthy counterparties
Capitalizing on existing renewable markets
Leveraging partnerships and alliances
A  total installed capacity of 29MW in commercial service
A 2 MW solar facility developed and installed in 2009
27 MW placed in-service during Q3 2010 in Florida and Ohio
20 - 30 year Power Purchase Agreements for energy, capacity and green attributes
Low risk engineering, procurement and construction contracts
Projects that leverage the Investment Tax Credit
~$117M total investment to date
… in the emergent solar industry.
PSEG Solar Source is building a portfolio
to take advantage of attractive
opportunities…

PSEG – Financial Review and Outlook

PSEG…
…is focused on providing above average risk-adjusted returns.
Met/exceeded
earnings and financial
objectives
Top quartile performance
in operations with year-
over-year improvements
and cost management.
Maintain balance
between risk and return
through prudent balance
sheet management
Securing premium value in
transparent, competitive
markets; implementing
mechanisms supporting cost
recovery in reasonable
timeframe

$(0.12)
$0.14
$0.74
$1.92
$0.02
$(0.05)
$0.09
$0.07
$0.63 $0.71
$2.38 $2.30
2007 2008 2009
$3.12*
We have met or exceeded our earnings
objectives …
… and expect 2010 earnings to remain strong.
Holdings
PSE&G
Power
Parent
Operating Earnings per Share by Subsidiary
$2.68*
$3.00 - $3.25 $2.80 - $3.05 $2.30 - $2.50 Guidance Range
$3.03*
*See page 65 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings

$1,000
$1,250
$1,500
$1,750
$2,000
$2,250
2009 2010 2011 2012
PSEG Consolidated O&M
(1)
C.A.G.R. (’09 –’12) = 0.7%
(1) Excludes O&M related to PSE&G clauses
Aggressive employee management of our
O&M, including 2010 wage freeze …
…and improving pension expense, will result in modest O&M growth.
* * *
*estimated

PSEG 2010 Operating Earnings Guidance
- By Subsidiary
$ 3.12
$ 1,579
$ 10
$ 43
$ 321
$ 1,205
2009A*
$ 3.00 – $ 3.25
$ 1,520 – $ 1,645
$ 5 – $15
$ 30 – $ 40
$ 425 – $ 455
$ 1,060 – $ 1,135
2010E
Enterprise
Earnings per Share
Operating Earnings*
PSEG Energy Holdings
PSE&G
PSEG Power
$ millions (except EPS)
* See Page 65 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

25%
30%
35%
40%
45%
50%
Full Year 2009 12 Months Ended
9/30/2010
• FFO to Debt is strong and comfortably
above minimum threshold level
40%
45%
50%
55%
Full Year 2009 12 Months Ended
9/30/2010
PSEG Power
Funds from Operations / Total Debt
PSE&G
Regulatory Equity Ratio
Key credit measures support our planned
investment program
Our balance sheet also provides a platform for future growth.
Target = 51.2%

PSEG is responding to investors’ questions
PSE&G’s capital programs have nominal impact on rates
Stable supply costs provide room for regulatory support of capital programs
What is the impact
on customers from
capital programs?
Strong PSEG cash flow and approved PSE&G capital structure support financing requirements
Do you need equity?
Anticipated narrowing spread between market price and embedded energy cost in BGS should mitigate risk
Physical assets provide optionality
What is the
impact of migration?
Modest payout ratio and strong balance sheet provide support – 7 consecutive annual increase
Is dividend secure?
Multi-year hedging through participation in full-requirements auctions
Asset balance dampens relative fuel price volatility
Capacity markets provide stability
What’s the impact of
commodity volatility?
Environmentally advantaged
Federal and State Policy initiatives support capital plans
How is PSEG affected
by policy changes?
PSEG Position Investors’ Questions
th

PSEG value proposition
PSEG provides investors with a balanced portfolio of assets within a shifting landscape for energy.
PSEG’s focus on operational excellence and O&M control will yield benefits now, and over the long-term.
PSEG’s capital commitments are focused on improving reliability and service quality at attractive risk-adjusted returns.
PSEG’s strong balance sheet and cash flow support a capital program that will benefit shareholders through ongoing support of dividends and opportunity for future growth.

*Indicated annual dividend rate
Seventh consecutive annual dividend increase is
part of a 103-year history of paying common
dividends…
43% 70% 43%
Payout
Ratio
42 – 46% 44% 66% 63%
Dividends per Share
…
and we remain comfortably within our targeted 40-50% payout range.
$1.10
$1.12
$1.14
$1.17
$1.29
$1.33
$1.37*
2004 2005 2006 2007 2008 2009 2010

PSEG is advantaged…
… with a strong balance sheet and cash flow to pursue an investment program that seizes the opportunities of tomorrow.
Right Assets,
Right Markets
Operational
Flexibility
Environmental
Infrastructure
Improvements
Integrated business model with assets located close to
load centers
Dispatch flexibility of operating assets and trading
capability support margins in full-requirements markets
Environmentally responsible; pursuing investments in
renewables; nuclear uprates
Investments to improve reliability and functionality of grid
2010

Appendix

YTD Earnings Summary
- - Discontinued Operations, Net of Tax
$ 2.50 $  2.55 EPS from Operating Earnings*
$1,243 $1,282    Net Income
1,243 1,282 Income from Continuing Operations
(21) (12)      Reconciling Items, Net of Tax
$  1,264 $1,294  Operating Earnings
2009 2010
$ millions (except EPS)
Nine Months Ended September 30
* See page 64 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

YTD Operating Earnings by Subsidiary
$    1,264
17
30
253
$   964
2009
$1,294
12
43
347
$892
2010
Operating Earnings Earnings per Share
0.03 0.02 Enterprise
$   2.50 $   2.55 Operating Earnings*
0.06 0.09 PSEG Energy Holdings
0.50 0.68 PSE&G
$   1.91 $   1.76 PSEG Power
2009 2010
$ millions (except EPS)
Nine Months Ended September 30
* See page 64 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$2.50
(0.15)
0.18
0.03 (0.01) $2.55
1.00
1.25
1.50
1.75
2.00
2.25
2.50
2.75
PSEG EPS Reconciliation – YTD 2010
versus YTD 2009
Nine Months Ended
9/30/2010
Operating Earnings*
Nine Months Ended
9/30/2009
Operating Earnings*
Interest .03
2009 Debt Exchange
Benefit Eliminated in
Consolidation  (.04)
Higher Volume Offset
by Lower prices (.05)
Weather .05
Migration (.03)
Economy (.01)
Nuclear (.01)
WPT (.07) ; BGSS (.01)
O&M (.01); Other .03
SO
2
Impairment (.02)
Increase in effective tax
rate related to healthcare
legislation (.02)
PSEG
Power
Electric & Gas Margin
(Including Rate
Increases) .07
Transmission .03
Other .02
Appliance
Service .01
Weather .02
O&M  .01
Depreciation, Taxes &
Other .02
PSE&G
PSEG Energy
Holdings
Enterprise
2009 Lease Sales
& Other Investments (.06)
Interest .03
Effective Tax Rate and
Other  .02
2009 Debt Exchange Cost
Eliminated in Consolidation
.04
* See page 64 for Items excluded from Net Income to reconcile to Operating Earnings.

PSEG Power
–
Gross Margin Performance
$0
$25
$50
$75
2010 2009 2008
$63
$55
Nine Months Ended Sept 30
Volume increased by 12% for YTD 9/30/2010 vs. year ago in response to weather-related demand
Margins influenced by fuel mix, BGS migration, and impairment of excess SO emission allowances
Generation flat with year-ago levels.
$88 Texas
Regional Performance
$44
$62
$2,292
Gross Margin
($M)**
Nine Months Ended
September 30, 2010
Region
Low spark spreads, partially offset
by increase in gas-fired generation.
New York
Generation increased with strong
weather-related demand.
New
England
Q3 contribution to gross margin
($M) flat versus year ago.  A 10%
increase in generation offsetting
lower realized prices and the cost of
the Salem nuclear outage.
PJM
PSEG Power Gross Margin ($/MWh)*
$54
**For the nine months ended September 30, 2010.
*Excludes Texas.
Increase in generation was predominantly from combined cycle and coal with continued strong nuclear
2

PSEG Power – Generation Measures (GWh)
7,309
7,738
3,131 2,241
7,409
6,253
0
10,000
20,000
2010 2009
Quarter Ended September 30
Total Nuclear Total Coal*
Total Oil &
Natural Gas
* Includes figures for Pumped Storage.
16,232
17,849
22,577
22,751
8,647
6,389
18,571
15,296
0
10,000
20,000
30,000
40,000
50,000
2010 2009
9 Months Ended Sept. 30
44,436
49,795

PSEG Power – Fuel Costs
232 318 Oil & Gas
97 122 Coal
22.67 26.95 $ / MWh
16,232 17,849
Total Generation
(GWh)
368 481 Total Fuel Cost
39 41 Nuclear
Total Fossil
($ millions)
329 440
2009 2010
Quarter Ended September
30
641 817 Oil & Gas
240 336 Coal
22.30 25.65 $ / MWh
44,436 49,795
Total Generation
(GWh)
991 1,277 Total Fuel Cost
110 124 Nuclear
Total Fossil
($ millions)
881 1,153
2009 2010
Nine Months Ended
September 30

60 $0 $5 $10 2010 2011 2012 Anticipated Nuclear Fuel Cost Power has hedged its nuclear fuel needs through 2012… … with increased costs over that time horizon. Hedged

PSE&G Capital Spending: 2010-2013
$6,130 $1,590 $1,490 $1,450 $1,600 Total
$890 $30 $190 $320 $350 Renewables/EMP
$2,170 $420 $390 $460 $900 Distribution
$3,070 $1,140 $910 $670 $350 Transmission
2010-2013E 2013E 2012E 2011E 2010E* ($ Millions)
Capital program provides growth in rate base of 9.5% per year from 2009 base of $7.3 Billion
Transmission investment represents 50% of planned capex over 2010-2013 and is expected to comprise 31% of PSE&G rate base by 2013
Supportive regulatory treatment with contemporaneous recovery should align earnings growth with investment
*Estimate

With our current facilities, PSEG/Power will have
approximately $2.6 billion of credit capacity
through 2012 ...
Non-PSE&G Credit Capacity
...and we will continue to ensure adequate liquidity.
1
Power facility reduced by $75M in 12/2011
2
PSEG facility reduced by $47M in 12/2011
Power Bilateral – 0.10B
Expires 9/2015
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
2010 2011 2012
Power Syndicated Facility - 1.60B
1
Expires 12/2012
Power 2-Year Facility - 0.35B
Expires 7/2011
PSEG Syndicated Facility - 1.00B
2
Expires 12/2012

0
200
400
600
800
1,000
HOLDINGS (Recourse)
127 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0
POWER
0 605 666 300 250 300 303 0 0 0 420 0 0 0 0 0 0 19 0 0 0 525 0 0 0 0 0 40 0 0 0 0 45
PSE&G excl. Securitization
0 0 300 725 250 300 171 0 400 0 259 134 0 0 0 23 0 0 64 0 0 100 50 100 0 250 250 365 0 250 300 0 0
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042
Holdings
Recourse
PSE&G
Power
Debt Maturity Profile – As of October 27, 2010
2010 Financing Activity
PSE&G maturity of $300M in March 2010
PSE&G issued $300M due 2040
PSE&G issued $300M due 2015
PSE&G issued $250M due 2020
PSE&G remarketed $64M (due 2028) and $100M (due 2033)
PSE&G refinanced $100M due 2031
Power remarketed $44M of tax-exempt bonds due 2042
Power called $48M due 2013 and $161M due 2014
Power issued $300M due 2013
Power issued $250M due 2020
Power exchanged $195M due 2011 for $156M due 2020 plus cash of $52M
Holdings called $127M of Senior Notes due 2011

Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings
Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Pro-forma Adjustments, net of tax 2010 2009 2010 2009
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT) 10 $        7 $          30 $        1 $
Fund Related Activity (PSEG Power)
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) 19 17 30 (22)
Net Reversal of Lease Transaction Reserves (Energy Holdings) - - - -
Market Transition Charge Refund (PSE&G) - - (72) -
Total Pro-forma adjustments 29 $        24 $        (12) $       (21) $
Fully Diluted Average Shares Outstanding (in Millions)
507 507 507 507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.02 $     0.01 $     0.06 $     - $
Gain (Loss) on MTM (PSEG Power) 0.04 0.03 0.06 (0.05)
Net Reversal of Lease Transaction Reserves (Energy Holdings) - - - -
Market Transition Charge Refund (PSE&G) - - (0.14) -
Total Pro-forma adjustments 0.06 $     0.04 $     (0.02) $    (0.05) $
(a) Income from Continuing Operations for the three and nine months ended September 30, 2010 and 2009.
For the Three Months Ended For the Nine Months Ended
September 30, September 30,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(a)
(Unaudited)

Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings
Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Pro-forma Adjustments, net of tax 2009 2008 2007
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 9 $              (71) $            12 $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) (25)              16                10
Lease Transaction Reserves -                  (490)             -
Net Reversal of Lease Transaction Reserves 29               -                   -
Asset Sales and Impairments -                  (13)               (32)
Premium on Bond Redemption -                  (1)                 (28)
Total Pro-forma adjustments 13 $            (559) $           (38) $
Fully Diluted Average Shares Outstanding (in Millions)
507             508              509
Per Share Impact (Diluted)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 0.02 $          (0.14) $          0.02 $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) (0.05)           0.03             0.02
Lease Transaction Reserves -              (0.96)            -
Net Reversal of Lease Transaction Reserves 0.05            -               -
Asset Sales and Impairments -              (0.03)            (0.06)
Premium on Bond Redemption -              -               (0.06)
Total Pro-forma adjustments 0.02 $          (1.10) $          (0.08) $
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
For the Twelve Months Ended
December 31,
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)